PBHG FUNDS
                        Supplement Dated December 15, 2004


         This Supplement updates certain information contained in the currently effective Prospectuses of PBHG Funds, each dated July 28, 2004, as supplemented. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.pbhgfunds.com. This Supplement supercedes the Supplement dated December 9, 2004.

All Funds except Clipper Focus Fund

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Investment Advisory Agreement with Liberty Ridge Capital, Inc. to implement advisory fee breakpoints for each portfolio of PBHG Funds (each a "Fund"), except the Clipper Focus Fund, was considered and approved, effective December 9, 2004 by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the Investment Company Act of 1940, as amended. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% - for a possible 0.20% point reduction in total.

Clipper Focus Fund

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Expense Limitation Agreement with Liberty Ridge Capital, Inc. to lower the existing expense cap on the Clipper Focus Fund from 1.50% to 1.40% for PBHG Class shares, 1.75% to 1.65% for Advisor Class shares, 1.75% to 1.65% for Class A shares, and 2.50% to 2.40% for Class C shares was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the Investment Company Act of 1940, as amended. This reduction resulted in an immediate reduction in the total expense ratio effective December 9, 2004 for each class of the Clipper Focus Fund.

PBHG Focused Fund and PBHG Strategic Small Company Fund

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital, Inc. to reduce the base advisory fee for the PBHG Focused Fund and PBHG Strategic Small Company Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the Investment Company Act of 1940, as amended. With respect to the PBHG Focused Fund, the Board approved a reduction of the current advisory fee rate from 0.85% to 0.65%. With respect to the PBHG Strategic Small Company Fund, the Board approved a reduction of the current advisory fee rate from 1.00% to 0.85%.

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PBHG Select Growth Fund

The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held on Tuesday, March 8, 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap 20 Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund at the close of business on Thursday, January 6, 2005, the record date, will be entitled to notice of and to vote at the March 8, 2005 special meeting of the PBHG Select Growth Fund shareholders.

More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.

PBHG Emerging Growth Fund

The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held on Tuesday, March 8, 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund at the close of business on Thursday, January 6, 2005, the record date, will be entitled to notice of and to vote at the March 8, 2005 special meeting of the PBHG Emerging Growth Fund shareholders.

More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.

PBHG Large Cap Fund

The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held on Tuesday, March 8, 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund at the close of business on Thursday, January 6, 2005, the record date, will be entitled to notice of and to vote at the March 8, 2005 special meeting of the PBHG Large Cap Fund shareholders.

More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.

PBHG Large Cap 20 Fund

Effective December 9, 2004, the PBHG Large Cap 20 Fund has changed its name to the PBHG Large Cap Growth Concentrated Fund.

Effective December 9, 2004, the PBHG Large Cap 20 Fund has changed its investment strategy to invest at least 80% of its total assets in growth securities of no more than 30 large capitalization companies. Accordingly, the first sentence of the "Main Investment Strategies" section of the Fund's prospectus has been revised as follows:

         "Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies."

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TS&W Small Cap Value Fund

Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund will generally close to new investors. After the Closing Day, only the following investments into the TS&W Small Cap Value Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the TS&W Small Cap Value Fund as of the Closing Day,
(b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital, Inc. and its affiliates, and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the TS&W Small Cap Value Fund as of the Closing Day.

Portfolio Managers

Effective December 9, 2004, the PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund and PBHG Select Growth Fund is managed by Michael S. Sutton. The work experience of Mr. Sutton is discussed in the "Portfolio Managers" section of the Prospectus.

Effective December 9, 2004, the PBHG Growth Fund is managed by Samuel H. Baker. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.

Effective December 9, 2004, the PBHG Technology & Communications Fund, PBHG Emerging Growth Fund and the growth portion of the PBHG Strategic Small Company Fund is managed by James M. Smith. The work experience of Mr. Smith is discussed in the "Portfolio Managers" section of the Prospectus.

Effective December 9, 2004, the PBHG Focused Fund, PBHG Mid-Cap Fund and PBHG Large Cap Fund is managed by Jerome J. Heppelmann. The work experience of Mr. Heppelmann is discussed in the "Portfolio Managers" section of the Prospectus.

Effective December 9, 2004, the PBHG Small Cap Fund and the blend portion of the PBHG Strategic Small Company Fund is managed by James B. Bell, III. The work experience of Mr. Bell is discussed in the "Portfolio Managers" section of the Prospectus.